UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): September 17, 2007

GULFMARK OFFSHORE, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-22853
(Commission file number)

76-0526032
(I.R.S. Employer Identification No.)

10111 Richmond Avenue, Suite 340, Houston, Texas (Address of principal executive offices)	77042 (Zip Code)

(713) 963-9522
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the current report on Form 8-K dated September 17, 2007, to reflect corrections to the Exhibits description and to the Item 5.03 description of Amendment No. 1 to the Bylaws.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) On September 13, 2007, the Board of Directors of the Company adopted Amendment No. 1 to the Bylaws of the Company in order to comply with a new requirement of the New York Stock Exchange that all securities listed on the Exchange be eligible for a direct registration system, which requires the Company’s stock be permitted to be issued in uncertificated form.  Accordingly, the Board approved an amendment to the Company’s Bylaws to require that the stock either be represented by certificates or be uncertificated and, if uncertificated, represented by an electronic record held in the direct registration system. Amendment No. 1 to the Bylaws of the Company is effective as of September 13, 2007, and a copy is attached hereto as Exhibit 3.1.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits

The following exhibit is filed with this report.

Exhibit No.	Description
3.1	Amended No. 1 to Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2007	GulfMark Offshore, Inc.
(Registrant)
	By:	/s/ Edward A. Guthrie
	Name:	Edward A. Guthrie
	Title:	Executive Vice President – Finance and Chief Financial Officer